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IN THE UNITED STATES DISTRICT COURT
FOR THE MIDDLE DISTRICT OF FLORIDA
TAMPA DIVISION

BRUCE A. ARBIT and MARK WINTERS,
derivatively on behalf of Bovie Medical Corp.,

Plaintiffs,

v.                                                                                     Case No: 8:11-cv-02020-T-30TBM

ANDREW MAKRIDES, J. ROBERT SARON,
GEORGE W. KROMER, MICHAEL G.
NORMAN, AUGUST LENTRICCHIA, STEVEN
MACLAREN, GREGORY ALAN KONESKY,
MOSHE CITRONOWICZ, PETER PARDOLL,
and LEONARD KEEN,

Defendants,

and

BOVIE MEDICAL CORP.,

Nominal Defendant.
___________________________________________/

STIPULATION AND AGREEMENT OF SETTLEMENT

This Stipulation and Agreement of Settlement (“Stipulation”), dated as of June __, 2014, is entered into by and among (1) Plaintiffs Bruce A. Arbit (“Arbit”) and Mark A. Winters (“Winters”, together with Arbit, the “Plaintiffs”); (2) the Individual Defendants (as defined in ¶ 1.7 below) ; and (3) nominal defendant Bovie Medical Corporation (“Bovie” or the “Company”), through their respective counsel in the above-captioned shareholder derivative action (the “Action”).  For purposes of this Stipulation, the Individual Defendants and Bovie are referred to collectively as “Defendants” and Plaintiffs and Defendants are referred to collectively as the “Parties.”  This Stipulation sets forth the terms and conditions of the settlement (the “Settlement”) of the Action by the Parties, subject to approval by the United States District Court for the Middle District of Florida (the “Court”), and is intended by the Parties to fully, finally, and forever resolve, discharge, and settle with prejudice the Released Claims  (as defined in ¶ 1.14 below) and Plaintiff Released Claims (as defined in ¶ 1.11 below) on the terms and conditions set forth herein.

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WHEREAS:
A.           On September 6, 2011, Arbit and Curt Coulter (“Coulter”) filed a Verified Shareholder Derivative Complaint (the “Original Complaint”) against the Individual Defendants, which named the Company as a nominal defendant.  The Original Complaint asserted a claim for breach of fiduciary duty against all of the Individual Defendants, a claim for breach of contract against Individual Defendants Andrew Makrides (“Makrides”), J. Robert Saron (“Saron”), Moshe Citronowicz (“Citronowicz”), and Leonard Keen (“Keen”), and a claim for injunctive relief requiring the Company to institute certain corporate governance changes.  The claims were based upon allegations that the Individual Defendants, each of whom is or was an officer and/or director of Bovie at the time of the alleged wrongdoing, failed to discharge their fiduciary duties in conducting Bovie’s business, allegedly subjecting Bovie to various litigations by third parties and allegedly causing Bovie to lose opportunities to sell all or part of the Company and exploit revenue-generating prospects for its products.
B.           On November 11, 2011, Plaintiffs made their first Settlement Demand (“First Settlement Demand”) on Defendants.  In the First Settlement Demand, Plaintiffs requested that the Bovie undertake a number of corporate governance changes, including but not limited to the following: (1) removing Citronowicz from his position with the Company; (2) removing any relative of Citronowicz from the Company’s employ; (3) removing from the Company’s Board of Directors any director with whom the Company had or has a consulting agreement; and (4) reconsidering and reviewing the employment of a number of the Company’s then existing directors.  Since that time, the Company has taken certain of the requested measures.
C.           On December 12, 2011, the Court, upon the Parties’ joint motion, stayed the Action pending resolution of Bovie Medical Corp. v. Steven Livneh, Henvil Corp., Ltd., and Lican Developments, Ltd, v. Moshe Citronowicz and Andrew Makrides, Case No. 8:10-cv-01527-SCB, which was then pending before this Court in the United States District Court for the Middle District of Florida, Tampa Division until March 12, 2012.

     D.           On March 29, 2012, Plaintiffs filed the currently-operative Amended Verified Shareholder Derivative Complaint (the “Amended Complaint”).  The Amended Complaint named Arbit and Winters as plaintiffs.  The allegations and claims asserted in the Amended Complaint reiterated the claims asserted in the Original Complaint, but expanded the Action to include claims arising from events that had occurred after the filing of the Original Complaint, including claims regarding a proceeding brought by Individual Defendant Keen captioned Leonard Keen v. Bovie Medical Corp., 8:12-cv-00305-SCB-EAJ, which was then pending before this Court in the United States District Court for the Middle District of Florida, Tampa Division (the “Keen Action”).
     E.             In late March 2012 and early April 2012, the Parties made extensive disclosures pursuant to Federal Rule of Civil Procedure 26(f), including the production of certain of the relevant insurance policies.
         F.             On May 21, 2012, the Individual Defendants, other than Keen, and Bovie filed a motion to dismiss the Amended Complaint (the “Motion to Dismiss”), asserting that Plaintiffs had failed to make pre-suit demand on Bovie’s Board of Directors and to adequately allege that such a demand would have been futile.  Keen filed an answer to the Amended Complaint on May 21, 2012.

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         G.              Plaintiffs filed a memorandum of law in opposition to that motion on July 13, 2012, and, with leave of Court, the Individual Defendants and Bovie filed a reply memorandum on August 6, 2012.  During the pendency of the Motion to Dismiss, Plaintiffs attempted to proceed with already-served document discovery requests.  In response to a motion for a protective order by certain of the Defendants, by order dated July 23, 2012, the Court stayed any further discovery pending its ruling on the Motion to Dismiss.
         H.              On September 21, 2012, the Court entered an order denying the Motion to Dismiss on the ground that the Amended Complaint adequately pled that a pre-suit demand upon the Company’s Board would have been futile, and required the moving Individual Defendants and Bovie to file answers to the Amended Complaint.
         I.             On October 12, 2012, the moving Individual Defendants and Bovie filed their respective answers to the Amended Complaint.  The moving Individual Defendants’ answer denied the material allegations of the Amended Complaint, denied any wrongdoing, liability, or damages alleged in the Amended Complaint, and asserted thirteen defenses. Keen’s answer likewise denied the material allegations of the Amended Complaint, denied any wrongdoing, liability, or damages alleged in the Amended Complaint, and asserted defenses.
        J.             Subsequent to the filing of the Individual Defendants’ and Bovie’s answers and the expiration of the stay, the Parties engaged in extensive document discovery.  In the course of such discovery, the Company and the Individual Defendants produced more than 45,000 pages of documents.  Those documents included, among other things, transcripts of depositions of several of the Individual Defendants and Bovie employees from the litigations described in the Amended Complaint, as well as documents which had been produced in those actions.  Moreover, Plaintiffs served document and deposition subpoenas on ERBE USA, Inc., Salient Pharmaceuticals, Inc., Medtronic, Inc, Steven Livneh (“Livneh”), Arik Zoran, James Muehleisen and Rick Pfahl.  Plaintiffs further noticed the examinations of defendants Makrides, Saron, George W. Kromer (“Kromer”), Michael G. Norman (“Norman”), August Lentricchia (“Lentricchia”), Steven MacLaren (“MacLaren”), Gregory Alan Konesky (“Konesky”), Citronowicz, and Keen.

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        K.             Additionally, Plaintiffs conducted substantial informal  discovery, which included interviews with pertinent witnesses, including Livneh, his counsel at the time, and certain large stockholders of Bovie and former Bovie executives, and studied and analyzed Bovie’s corporate history, its public filings, the trading patterns of the Individual Defendants and their sales and purchases of Bovie shares, and the statements and press releases disseminated by the Company regarding the marketing for its primary products.
        L.             Given the Company’s limited insurance coverage, and the fact that it was engaged in various insurance coverage disputes, Plaintiffs expended time analyzing Bovie’s insurance coverage, and the “reservation of rights” or outright denial of coverage by certain insurance carriers.
        M.             Plaintiffs made their second Settlement Demand on December 24, 2012 (“Second Settlement Demand”). In that demand, Plaintiffs set forth corporate governance measures that they wanted instituted by the Company in connection with a settlement.
        N.             Given the anticipated expense of continuing with discovery and limited insurance coverage available, the Parties agreed, several months after the Second Settlement Demand, to submit their dispute to mediation.  By this point, given their formal and informal discovery efforts, Plaintiffs believed that they had sufficient information to enable them to knowledgeably engage in settlement discussions.

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        O.              On September 11, 2013, the Parties and their counsel, and representatives of certain insurance carriers participated in a full-day mediation session before Jed D. Melnick, Esq. of JAMS, a highly-respected mediator of securities and derivative lawsuits, in New York City.  That session ended without any agreement being reached.
        P.             The Parties, their counsel, and representatives of certain insurance carriers agreed to participate in a second day of mediation on November 7, 2013 before Mr. Melnick at JAMS in New York.  In advance of that session, the Parties engaged in direct settlement discussions and exchanged various proposals related to the disputed issues among them and potential corporate governance measures to be adopted by the Company.  The second full day of mediation again ended without any agreement being reached.
        Q.             Given that progress was being made, however, the Parties and insurance carriers agreed to participate in a third day of mediation on December 12, 2013 before Mr. Melnick.  In advance of that session, the Parties engaged in additional direct and mediator-facilitated settlement discussions and exchanged various proposals and ideas related to the disputed issues among them.  The third day of mediation took place on December 12, 2013 as planned, and ended with an agreement-in-principle to settle the Action in substantially the form being presented herein, subject to the approval of the Individual Defendants, Bovie’s Board of Directors, and the Court.  The Individual Defendants and Bovie’s Board of Directors have since approved this Agreement and the Settlement.
    R.           Plaintiffs and their counsel, having thoroughly considered and analyzed both the facts and law underlying the Action, determined that it is in the best interests of the Company and its stockholders that the Action be fully and finally settled on the terms and conditions set forth in this Stipulation and that these terms and conditions are fair, reasonable, and adequate to the Company and its stockholders.  Given the risks of litigation, and the limited insurance proceeds available to satisfy a potential judgment, Plaintiffs and their counsel believe that further litigation would not yield any greater result.

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S.           Defendants continue to deny any and all allegations of wrongdoing, liability, and violation of any laws or the existence of any damages asserted in or arising from the Action.  The Individual Defendants believe that the Action is without merit and that they have substantial defenses to the claims alleged against them.  The Individual Defendants have concluded, however, that further litigation of the Action would be time-consuming and expensive, and, after weighing the costs and uncertainties of continued litigation, that the Action should be fully and finally settled on the terms set forth in this Stipulation, and that these terms and conditions are fair, reasonable, and adequate to Bovie and its stockholders.
NOW, THEREFORE, IT IS STIPULATED AND AGREED, by and among the Parties, subject to the approval of the Court, that the Action shall be fully and finally compromised and settled, the Released Claims and the Plaintiff Released Claims shall be released as against the Releasees by the Releasors and the Defendant Releasors, respectively, and the Action shall be dismissed with prejudice, upon and subject to the following terms and conditions:
I.           DEFINITIONS
As used in this Stipulation, the following terms have the meanings specified below:
1.1           “Defendants’ Counsel” means Carlton Fields Jorden Burt, P.A., Fisher Rushmer Werrenrath Dickson Talley & Dunlap, P.A., and Ruskin Moscou Faltischek, P.C.
1.2           “Effective Date” means the date upon which the all of the following have occurred: (A) the Court has entered the Judgment; and (B) the Judgment has become Final (as defined in ¶ 1.6 below).

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1.3           “Enhancement Award” means an award of Two Thousand Five Hundred Dollars and no cents ($2,500.00) to each of Plaintiffs Arbit and Winters for which Arbit and Winters intend to apply to the Court, to be paid exclusively from the Fee and Expense Award (defined below), in recognition of their bringing this Action, participating in discovery, and consulting with lead counsel.
1.4           “Fee and Expense Award” means the award of Eight Hundred and Fifty Thousand Dollars and no cents ($850,000.00) for which Plaintiffs’ Counsel intend to apply to the Court, inclusive of all fees and expenses of Plaintiffs and Plaintiffs’ Counsel, or such lesser amount as may be awarded by the Court.
1.5           “Fee and Expense Application” means an application by Plaintiffs’ Counsel for an award by the Court of the Fee and Expense Award.
1.6           “Final” means the date upon which the last of the following with respect to the Judgment shall occur: (i) the expiration of three (3) business days after the time to file a motion to alter or amend the Judgment under Federal Rule of Civil Procedure 59(e) has passed without any such motion having been filed; (ii) the expiration of three (3) business days after the time in which to appeal the Judgment has passed without any appeal having been taken (which date shall be deemed to be thirty-three (33) days following the entry of the Judgment, unless the date to take such an appeal shall have been extended by Court order or otherwise, or unless the thirty-third (33rd) day falls on a weekend or a Court holiday, in which case the date for purposes of this Stipulation shall be deemed to be the next business day after such thirty-third (33rd) day); and (iii) if such motion to alter or amend is filed or if an appeal is taken, three (3) business days after the final and no longer appealable determination of that motion or appeal (including any petition for writ of certiorari) in such a manner as to permit the consummation of the Settlement substantially in accordance with the terms and conditions of this Stipulation.  For purposes of this paragraph, an “appeal” shall not include any appeal that concerns only the issue of attorneys’ fees and reimbursement of expenses.  Any proceeding or order, or any appeal or petition for a writ of certiorari pertaining solely to any application for attorneys’ fees, costs or expenses, shall not in any way delay or preclude the Judgment from becoming Final.

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1.7.  “Individual Defendants” means Andrew Makrides, J. Robert Saron, George W. Kromer, Michael G. Norman, August Lentricchia, Steven MacLaren, Gregory Alan Konesky, Moshe Citronowicz, Peter Pardoll, and Leonard Keen.
1.8           “Judgment” means the Order and Final Judgment, substantially in the form attached hereto as Exhibit E, to be entered by the Court approving the Settlement, dismissing with prejudice the claims asserted in the Amended Complaint, effectuating the releases provided for by this Stipulation, and barring and enjoining the prosecution of Released Claims and Plaintiff Released Claims against the Releasees and Plaintiff Releasees, respectively.
1.9           “Notice” means the Notice of Pendency of Derivative Action, Proposed Settlement of Derivative Action, Settlement Hearing, and Right to Appeal, substantially in the form attached hereto as Exhibit D.
1.10           “Plaintiffs’ Counsel” means TheGrantLawFirm, PLLC, Wolf Haldenstein Alder Freeman & Herz, LLP, and Morgan & Morgan, PA.
1.11           “Plaintiff Released Claims” means any and all Claims (as defined in ¶ 1.14 below) based upon the initiation, prosecution, or settlement of the Action which the Defendants, or any one of them may have, could have or may have in the future against any of the Plaintiff Releasees; provided, however, for the avoidance of doubt, that the term “Plaintiff Released Claims” shall not include any Claims to enforce the terms of this Stipulation.
 1.12           “Plaintiff Releasees” means Plaintiffs, Plaintiffs’ Counsel, and their respective predecessors, successors, heirs, agents and assigns.

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1.13           “Preliminary Approval Order” means the Order Preliminarily Approving Derivative Settlement And Providing For Notice, substantially in the form attached hereto as Exhibit C, preliminarily approving the Settlement, providing for notice to Bovie’s stockholders, and scheduling the Settlement Hearing.
1.14           “Released Claims” means any and all claims, rights, demands, obligations, controversies, debts, damages, losses, actions, causes of action, and liabilities of any kind or nature whatsoever (collectively, “Claims”) whether in law or equity, whether based on federal, state, local, statutory, or common law or any other law, whether accrued or unaccrued, fixed or contingent, or matured or unmatured, including both known and Unknown Claims (as defined in ¶ 1.17 below, including, but not limited to, claims for negligence, gross negligence, breach of fiduciary duty, breach of the duty of care, breach of the duty of loyalty, breach of the duty of good faith, breach of the duty of candor, corporate waste, fraud, fraud in the inducement, negligent misrepresentation, or violations of any state or federal laws relating to corporate governance or securities, that are, have been, could have been, or could now be asserted in the Action or in any other proceeding in the Court or any other court or tribunal by Plaintiffs, Bovie, or any Bovie stockholder suing derivatively on behalf of Bovie against any and all of the Releasees (as defined in ¶ 1.15 below) that arise out of, are based upon, involve, or are in any way related to any circumstance, event, fact, occurrence, or transaction alleged or described in either the Original Complaint or the Amended Complaint or otherwise by the Plaintiffs in the Action; provided, however, for the avoidance of doubt, that the term “Released Claims” shall not include any Claims to enforce the terms of this Stipulation or the right of Plaintiffs and their counsel to prosecute any claim against any insurance carrier assigned to them by any of the Defendants.
1.15           “Releasees” means Defendants and any of their present or former parents, subsidiaries, divisions, affiliates, associated entities, stockholders, principals, officers, directors, employees, managing directors, members, managing members, managing agents, agents, predecessors, predecessors-in-interest, successors, successors-in-interest, assigns, financial or investment advisors, legal advisors, insurers, or reinsurers, and, with respect to the Individual Defendants only, any of their family members, spouses, heirs, assigns, trusts, trustees, executors, estates, administrators, beneficiaries, or any business entity associated with any of them.

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1.16           “Settlement Hearing” means the hearing to be scheduled by the Court under Federal Rules of Civil Procedure 23.1 to consider whether to approve the Settlement as fair, reasonable, and adequate and in the best interest of the Company and its stockholders.
1.17           “Unknown Claims” means any and all Released Claims that any Plaintiff, Bovie, or any Bovie stockholder suing derivatively on behalf of Bovie does not know or suspect to exist in his, her or its favor at the time of the release of the Releasees from the Released Claims which, if known by him, her or it, might have affected his, her or its decisions with respect to the Settlement with and release of the Releasees, or might have affected his, her or its decision not to object to this Settlement.  With respect to any and all Released Claims, the Parties stipulate and agree that, upon the Effective Date, Plaintiffs, Bovie, and each Bovie stockholder who may sue derivatively on behalf of Bovie shall expressly waive, and shall be deemed to have expressly waived, and by operation of the Judgment shall have expressly waived, the provisions, rights and benefits of California Civil Code §1542, which provides:
A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

Upon the Effective Date, Plaintiffs, Bovie, and each Bovie stockholder who may sue derivatively on behalf of Bovie shall expressly waive shall be deemed to have expressly waived, and by operation of the Judgment shall have waived, any and all provisions, rights and benefits conferred by any law of any state or territory of the United States, or principle of common law, which is similar, comparable or equivalent to California Civil Code §1542.  Plaintiffs, Bovie, and each Bovie stockholder who may sue derivatively on behalf of Bovie may hereafter discover facts in addition to or different from those which they now know or believe to be true with respect to the subject matter of the Released Claims, but Plaintiffs, Bovie, and each Bovie stockholder suing derivatively on behalf of Bovie shall expressly fully, finally and forever settle and release shall be deemed to have, and by operation of the Judgment fully, finally, and forever settled and released, any and all Released Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed, upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts.  The Parties acknowledge, and each Bovie stockholder who may sue on behalf of Bovie shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waiver and inclusion of Unknown Claims in the definition of Defendant Released Claims was separately bargained for and a key element of the settlement of which this release is a part.

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II.           SETTLEMENT CONSIDERATION
2.1           Defendants acknowledge that, subsequent to the commencement of the Action, the Company made certain decisions and took certain actions as more fully described in Exhibit A to this Stipulation.  The Company acknowledges and agrees that: (A) the filing and prosecution of the Action were material factors in the Company’s decisions and actions described in Exhibit A; and (B) these decisions and actions described in Exhibit A conferred substantial benefits upon Bovie and its stockholders.  Such decisions and actions constitute a portion of the consideration and benefits conferred by this Settlement.
2.2           Additionally, within ninety (90) calendar days of the Effective Date, Bovie, through its Board of Directors, agrees that it shall institute and implement (to the extent not already instituted and implemented) those corporate governance measures described in Exhibit B to this Stipulation, by adopting such resolutions, amending appropriate committee charters, and/or taking such other actions as are reasonably necessary to ensure adherence to those corporate governance measures.  These measures shall be maintained and remain in effect for a minimum of four (4) years from the Effective Date.  The Company acknowledges and agrees that these corporate governance measures confer substantial benefits upon Bovie and its stockholders.
III.           RELEASES
3.1           Upon entry of the Judgment and the payment of the Fee & Expense Award as provided in Paragraph 5.2 of this Stipulation (if and to the extent that such an award is approved by the Court), Plaintiffs, Bovie, every Bovie stockholder, and any other person or entity who could assert any of the Released Claims on their behalf, shall fully, finally, and forever release, remise, and discharge and shall, by operation of the Judgment, be deemed to have fully, finally, and forever released, remised, and discharged each of the Releasees from any and all Released Claims.  Upon the Effective Date, Plaintiffs, Bovie, every Bovie stockholder, and any other person or entity who could assert any of the Released Claims on their behalf shall by operation of the Judgment be permanently barred and enjoined from asserting any Released Claims against any of the Releasees.

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3.2           Upon entry of the Judgment and the payment of the Fee & Expense Award as provided in Paragraph 5.2 of this Stipulation (if and to the extent that such an award is approved by the Court), each of the Defendants, on behalf of themselves and any other person or entity who could assert Defendant Released Claims on their behalf, shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged each of the Plaintiff Releasees from any and all Plaintiff Released Claims.
IV.           PROCEDURE FOR APPROVAL

4.1           Within five (5) days of the full execution of this Stipulation, the Parties shall file with the Court (A) this Stipulation and its exhibits and (B) a joint motion seeking entry of the Preliminary Approval Order.
4.2           Within ten (10) days after the entry of the Preliminary Approval Order, Bovie shall cause the Notice to be filed with the United States Securities and Exchange Commission on Form 8-K and shall post the Notice and this Stipulation on its website.  All costs associated with filing the Notice and posting the Notice and Stipulation as required by this paragraph shall be borne by Bovie.  At least seven (7) days prior to the Settlement Hearing, Bovie’s Counsel shall file with the Court an affidavit or declaration confirming the filing and posting of the Notice in accord with the requirements of this paragraph.

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4.3           Within ten (10) days after the entry of the Preliminary Approval Order, Plaintiffs’ Counsel shall post copies of the Notice and Stipulation on the websites of each of Plaintiffs’ Counsel.  All costs associated with posting the Notice and Stipulation as required by this paragraph shall be borne by Plaintiffs’ Counsel.  At least seven (7) days prior to the Settlement Hearing, Plaintiff’s Counsel shall file with the Court an affidavit or declaration confirming the filing and posting of the Notice in accord with the requirements of this paragraph.
4.4           The Parties acknowledge and agree that the content of the Notice and the manner of providing Notice established by this Section 4 constitutes adequate and reasonable notice to Bovie’s stockholders pursuant to applicable law and due process.
4.5  Any Bovie stockholder who objects to the Settlement or the application for a Fee and Expense Award by Plaintiffs’ Counsel, or who otherwise wishes to be heard, may appear in person or through his, her, or its attorney at the Settlement Hearing and present any evidence or argument that may be proper and relevant; provided, however, that no such person shall be heard, and no papers, briefs, pleadings, or other documents submitted by any such person shall be received and considered by the Court unless, no later than ten (10) calendar days prior to the Settlement Hearing, such person files with the Court, the following: (A) a written and signed notice of intention to appear which states the name, address and telephone number of the objector and, if represented, his, her or its counsel; (B) proof that the objector owned shares of Bovie stock as of the date of this Stipulation and continues to hold such shares; and (C) a written detailed statement of the person’s objections to any matter before the Court, and the specific grounds therefor or the reasons why such person desires to appear and to be heard, as well as all documents and writings which such person desires the Court to consider, including any legal and evidentiary support.  Any such filings with the Court must also be served upon each of the following counsel (by hand, first class U.S. mail, or express service) such that they are received no later than ten (10) calendar days prior to the Settlement Hearing:
Lynda J. Grant
TheGrantLawFirm, PLLC
521 Fifth Avenue, 17th Floor
New York, New York  10175

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Samuel J. Salario, Jr.
Carlton Fields Jorden Burt, P.A.
4221 W. Boy Scout Boulevard, Suite 1000
Tampa, Florida  33607

and

Chris Ballentine
Fisher, Rushmer, Werrenrath, Dickson, Talley & Dunlap, P.A.
390 North Orange Avenue, Suite 2200
Orlando, Florida  32801

Unless the Court otherwise directs, any person who fails to object in the manner prescribed above shall be deemed to have waived his, her, or its right to object and shall be forever barred from raising any objection to the Settlement or Plaintiffs’ Counsel’s application for an award of attorneys’ fees and expenses, or any other matter related to the Settlement.  All briefs in support of the approval of the Settlement and Plaintiffs’ Counsel’s application for attorneys’ fees and expenses shall be filed with the Court no later than fifteen (15) calendar days before the Settlement Hearing; and reply papers, if any, shall be filed no later than three (3) calendar days before the Settlement Hearing.
V.	FEES AND EXPENSES OF PLAINTIFF’S COUNSEL AND ENHANCEMENT TO PLAINTIFFS
5.1            After agreeing to the Settlement consideration set forth in Section II above, Plaintiffs’ Counsel, Defendants’ Counsel, and Defendants’ insurance carriers, with the assistance of Mr. Melnick, negotiated the amount of attorneys’ fees and expenses that, subject to Court approval, would be paid to Plaintiffs’ Counsel.   As a result of the negotiations, Plaintiffs counsel may submit a Fee and Expense Application in an amount not to exceed $850,000.00.  The Company and the Individual Defendants agree not to oppose or cause any other person to oppose a Fee and Expense Application seeking fees and expenses up to $850,000.00.  The payment of the Fee and Expense Award shall be in full and complete satisfaction of any claims, entitlements, or rights of Plaintiffs, Plaintiffs Counsel, or any other person acting on behalf of Plaintiffs, for attorneys’ fees, costs, or any other expenses of any kind incurred in connection with the initiation, prosecution, or settlement of the Action.

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5.2           Pursuant to that certain Insurance Settlement and Release between Defendants and their insurance carriers (the “Insurance Settlement Agreement”), Defendants’ insurance carriers shall pay the Fee and Expense Award in the amount awarded by the Court within twenty (20) business days after the Court executes an order determining the Fee and Expense Award, notwithstanding the existence of any timely filed objections thereto, or the potential for appeal therefrom, or collateral attack on the Settlement or any part thereof.  It is understood that Defendants shall have no responsibility for funding any portion of the Fee and Expense Award; provided, however, that in the event Defendants’ insurance carriers fail to pay the foregoing amount within the time provided in this Paragraph 5.2, Defendants shall assign to Plaintiffs’ Counsel their rights under the Insurance Settlement Agreement in regards to payment of the Fee and Expense Award.  Plaintiffs’ Counsel agree that acceptance of payment of the Fee and Expense Award is subject to their obligation (including the obligations of any other person or counsel who is allocated any portion of the Fee and Expense Award) to make repayment in full or in part, as the case may be, to Defendants’ Insurance Carriers with interest computed based on the 30 Day Treasury Rate within ten (10) business days after receiving from any of Defendants’ Counsel or from a court of appropriate jurisdiction notice of the termination of the Settlement or notice that the Fee and Expense Award is reduced or reversed for any reason.   Plaintiffs’ Counsel agree that they remain subject to the continuing jurisdiction of the Court for the purpose of enforcing their obligation to repay all or any portion of the Fee and Expense Award as provided in this paragraph.
5.3           Plaintiffs Arbit and Winters may apply to the Court for an Enhancement Award in an amount not to exceed $2,500.00 to each of Plaintiffs Arbit and Winters.  To the extent any Enhancement Award is granted by the Court, such award shall be paid to Plaintiffs Arbit and Winters by Plaintiffs’ Counsel out of the Fee and Expense Award.  In no event shall the Court’s decision to authorize an Enhancement Award be deemed to require the payment by Defendants’ insurance carriers of any sum in excess of the Fee and Expense Award or of any sum whatsoever by Defendants.  The fact that Plaintiffs Arbit and Winters are seeking an Enhancement Award shall not be considered in the determination of the amount of the Fee and Expense Award.

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5.4           The determination and approval by the Court of the Fee and Expense Award and any Enhancement Award is not a condition of the Settlement.  The determination and approval by the Court of the Fee and Expense Award and any Enhancement Award shall be considered separately from the fairness, reasonableness, and adequacy of the Settlement to Bovie and its stockholders.  A decision by the Court or any appellate court to deny or disapprove the Fee and Expense Award, to award fees and expenses in an amount less than $850,000.00, to deny or disapprove any Enhancement Award, or to authorize such an award in an amount less than $2,500.00 to each of Plaintiffs Arbit and Winters shall not delay or prevent the Judgment from becoming Final or the Settlement from becoming effective or provide any basis for a termination of the Settlement.
VI.	CONDITIONS TO AND TERMINATION OF SETTLEMENT
6.1           The Settlement is conditioned upon the Effective Date having occurred in accord with the provisions of this Stipulation.
6.2           Except as provided in ¶ 5.4 above, Plaintiffs (provided they unanimously agree), Bovie, and each of the Individual Defendants shall each have the right to terminate the Settlement by providing written notice of their election to do so (“Termination Notice”) within fifteen (15) days of (A) the Court denying the motion contemplated by Paragraph 4.1 of this Stipulation for entry of the Preliminary Approval Order, otherwise declining to enter the Preliminary Approval Order in accord with this Stipulation and its exhibits, or altering, changing, or modifying the Preliminary Approval Order in any substantive respect; (B)  the Court denying any application or motion seeking entry of the Judgment in accord with the terms of this Stipulation and its exhibits, otherwise declining to enter the Judgment in accord with the terms of this Stipulation and its exhibits, or altering, changing, or modifying the Judgment in any substantive respect; or (C) the alteration, modification, reversal, quashing, or vacatur of the Judgment in any substantive respect by an appellate court.

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6.3           In the event that the condition specified in Paragraph 6.1 of this Stipulation fails to occur or the Settlement is terminated pursuant to Paragraph 6.2 of this Stipulation, the Settlement and this Stipulation, including the consideration and releases provided for herein, shall be terminated and shall be deemed null and void and of no further force and effect, with the exception that the provisions of ¶¶ 1.1-1.17 (to the extent they provide definitions), 5.2 (to the extent it requires the return of the Fee and Expense Award to Defendants’ insurance carriers), 7.1, 8.3-8.13, shall survive such termination and continue to be binding on the parties, their successors, and assigns.   In the event of such a termination, (A) the Parties shall revert to their status and litigating positions in the Action as of December 12, 2013; (B) the Parties shall proceed in all respects as if the Settlement had not occurred and this Stipulation had not been entered into by the Parties; and (C) the fact of the Settlement shall not be admissible in any proceeding before any court (including the Court) or tribunal.
VII.           NO ADMISSION OF LIABILITY OR WRONGDOING
7.1           This Stipulation, whether or not consummated, any act performed or document executed pursuant to or in furtherance of this Stipulation or the Settlement, and any negotiations, discussions or proceedings in connection with this Stipulation or the Settlement:
(a)           shall not be offered or received against any Defendant or Releasee as evidence of or construed as or deemed to be evidence of any presumption, concession, or admission by any Defendant or Releasee of the truth of any fact alleged by Plaintiffs or the validity of any claim that has been or could have been asserted in the Action or any other litigation, or the deficiency of any defense that has been or could have been asserted in the Action or in any other litigation, or of any liability, negligence, fault, or wrongdoing of the Defendants and Releasees;
(b)           shall not be offered or received against any Defendant or Releasee as evidence of or construed or deemed to be evidence of a presumption, concession, admission of any fault, breach of duty, misrepresentation, omission, or other wrongdoing with respect to any conduct by or any statement or written document approved or made by any Defendant or Releasee;

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(c)           shall not be offered or received against any Defendant or Releasee as evidence or construed or deemed to be evidence of a presumption, concession, or admission of any liability, negligence, fault or wrongdoing, or in any way referred to for any other reason as against any of the Parties, in any other civil, criminal or administrative action or proceeding, other than such proceedings as may be necessary to effectuate the provisions of this Stipulation; provided, however, that if this Stipulation is approved by the Court, Defendants and the Releasees may refer to it to effectuate the dismissals, releases, and liability protections granted them hereunder;
(d)           shall not be offered, received, or construed against any Defendant or Releasee as evidence or construed or deemed to be evidence against Defendants or Plaintiffs as an admission or concession that the consideration to be given hereunder represents the amount which could be or would have been recovered after trial; and
(e)           shall not be offered, construed, or received in evidence as an admission, concession, or presumption against any Defendant or Releasee that Plaintiffs or any other Bovie stockholder may properly assert derivative claims against Bovie.
VIII.           MISCELLANEOUS PROVISIONS
8.1           The Parties (a) acknowledge that it is their intent to consummate this agreement; and (b) agree, subject to their fiduciary and other legal obligations, to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of the Stipulation and to exercise their reasonable best efforts to accomplish the foregoing terms and conditions of the Stipulation.  Plaintiffs’ Counsel and Defendants’ Counsel agree to cooperate with one another in seeking entry by the Court of the Preliminary Approval Order and Judgment and seeking Court approval of this Stipulation, and to promptly agree upon and execute all other such documentation as may be required to obtain final approval of the Settlement.

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8.2           This Stipulation and its exhibits constitute the entire agreement between the Parties as to the subject matter hereof and supersedes any prior or contemporaneous written or oral agreements or understandings between the Parties. No representations, warranties or inducements have been made to any party concerning the Stipulation or its exhibit other than the representations, warranties and covenants contained and memorialized in such documents.
8.3           No modification or amendment of this Stipulation shall be valid unless made in writing and signed by or on behalf of each Party hereto.
8.4           Any Defendant or Releasee may file this Stipulation or the Judgment in any forum as may be necessary to establish principles of res judicata, collateral estoppel, release, accord and satisfaction, good faith settlement, judgment bar or reduction, bar order, or any other theory preclusion, release, discharge, or claims bar.  Any Defendant or Releasee may also file the Stipulation and/or the Judgment in any forum as may be necessary to establish that the Stipulation and/or the Settlement do not operate to admit, concede, or establish any allegation made in the Litigation or any liability, wrongdoing, or fault by any of the Individual Defendants or Bovie.
8.5           All agreements made and orders entered during the course of the Action relating to the confidentiality of information shall survive this Stipulation.
8.6           All of the exhibits to the Stipulation are material and integral parts hereof and are fully incorporated herein by this reference.
8.7           Plaintiffs’ Counsel are expressly authorized by the Plaintiffs to take all appropriate action required or permitted pursuant to the Stipulation to effectuate its terms and also are expressly authorized to enter into any modifications or amendments to the Stipulation which they deem appropriate.
8.8           Each counsel executing the Stipulation or any of its exhibits on behalf of any party hereto hereby warrants that such Person has the full authority to do so.

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8.9           The Stipulation may be executed in one or more counterparts.  All executed counterparts and each of them shall be deemed to be one and the same instrument.  A complete set of original executed counterparts shall be filed with the Court.
8.10           The Stipulation shall be binding upon, and inure to the benefit of, the successors and assigns of the Parties.
8.11           The Court shall retain jurisdiction with respect to implementation and enforcement of the terms of the Stipulation, and all parties hereto submit to the jurisdiction of the Court for purposes of implementing and enforcing the Settlement.
8.12           The waiver by one party of any breach of this Stipulation by any other party shall not be deemed a waiver by any other party or a waiver of any other prior or subsequent breach of this Stipulation.
8.13           The Stipulation and the exhibits hereto shall be construed and enforced in accordance with, and governed by, the internal, substantive laws of the State of Florida without giving effect to that state’s choice-of-law principles.

[Remainder of Page Intentionally Left Blank]

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    IN WITNESS WHEREOF, the parties hereto have caused the Stipulation to be executed, by their duly authorized attorneys dated as of June ___, 2014.

THEGRANTLAWFIRM, PLLC	CARLTON FIELDS JORDEN BURT, P.A.

/s/ Lynda J. Grant	/s/ Samuel J. Salario, Jr.
Lynda J. Grant	Samuel J. Salario, Jr.
521 Fifth Avenue, 17th Floor	4221 W. Boy Scout Boulevard, Suite 1000
New York, New York 10175	Tampa, Florida 33607
Tel. 212-292-4441	Tel. 813-223-7000
Fax. 212-292-4443	Fax. 813-229-4113
Email: lgrant@grantfirm.com	Email: ssalario@cfjblaw.com

Counsel for Plaintiff Bruce A. Arbit	Counsel for Defendants Makrides, Saron, Kromer, Norman, Lentriccia, MacLaren, Konesky, Citronowicz, and Pardoll and Nominal Defendant Bovie Medical Corp.

WOLF HALDENSTEIN ALDER FREEMAN & HERZ, LLP	RUSKINMOSCOUFALTISCHEK, P.C.

/s/ Robert Abrams	/s/ Mark S. Mulholland
Robert Abrams	Mark S. Mulholland
270 Madison Avenue	1425 RXR Plaza, East Tower, 15th Floor
New York, NY 10016	Uniondale, New York 11556
Tel. 212-545-4602	Tel. (516) 663-6528
Fax. 212-545-4653	Fax. (516) 663-6728
Email: abrams@whafh.com	Email: mmullholland@rmfpc.com

Counsel for Plaintiff Mark Winters	Counsel for Nominal Defendant Bovie Medical Corp.

MORGAN & MORGAN, PA	FISHER RUSHMER WERRENRATH DICKSON TALLEY & DUNLAP, P.A.

/s/ Christopher S. Polaszek	/s/ Chris Ballentine
Christopher S. Polaszek	Chris Ballentine
201 N. Franklin Street, 7th Floor	390 North Orange Avenue, Suite 2200
Tampa, Florida 33602	Orlando, Florida 32801
Tel. 813-223-5505	Tel. 407-843-2111
Email: cpolaszek@forthepeople.com	Fax. 407-422-1080

Local Counsel for Plaintiffs	Counsel for Defendant Leonard Keen

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Exhibit A to Stipulation and Agreement of Settlement in
Arbit, et al. v. Makrides, et al., Case No. 8:11-cv-02020-T-30TBM

CORPORATE DECISIONS SUBJECT TO SECTION 2.1 OF THE STIPULATION

All capitalized terms used in this Exhibit A have the meanings given to them by the Stipulation.  The following decisions made and actions taken by the Company subsequent to the filing of the Action are those referenced in Section 2.1 of the Stipulation:
(1)           The Company’s decision, in March 2012, to reduce the size of its Board from nine to seven, thereby increasing the influence of independent directors.
(2)           The Company’s decision in 2013 to seek new financing to advance the commercialization of its J-Plasma product.
(3)           The Company’s decision, in November 2013, to settle that certain litigation styled Livneh, et al. v. Bovie Medical Corp., et al., Case No. 8:12-1492-VAC-TBM, filed in the United States District Court for the Middle District of Florida, which litigation, if unresolved, would have exposed the Company to significant costs of litigation and potentially exposed the Company to a significant judgment.
(4)           The Company’s decision, through the mediation and Settlement of the Action, to settle various related disputes between it and Illinois National Insurance Company and National Union Fire Insurance Company of Pittsburgh, P.A. concerning insurance coverage available in this Action and a separate litigation styled Keen v. Bovie Medical Corp., Case No. 8:12-cv-00305-SCB-EAJ, which disputes, if unresolved, would have exposed the Company to significant costs of litigation.

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Exhibit B to Stipulation and Agreement of Settlement in
Arbit, et al. v. Makrides, et al., Case No. 8:11-cv-02020-T-30TBM

CORPORATE GOVERNANCE MEASURES
SUBJECT TO SECTION 2.2 OF THE STIPULATION

All capitalized terms used in this Exhibit B have the meanings given to them by the Stipulation.  The following corporate governance measures to be taken (to the extent not already taken) by the Company are the measures referred to in Section 2.2 of the Stipulation:
(1)           Creation of Lead Independent Director.  The Board will create a position of Lead Independent Director that will: (A) coordinate the activities of independent directors, coordinate with the CEO and corporate secretary to set agendas for board meetings, and chair executive sessions of independent directors and (B) meet with the Compensation Committee to discuss CEO performance.
(2)           Extension of CEO Evaluation Process.  The Company’s Board of Directors will extend the current CEO evaluation process described in the Company’s Corporate Governance Guidelines to the Chairman, President COO, or any person performing like functions.
(3)           Evaluation of Code of Business Conduct and Ethics.  The Corporate Governance and Nominating Committee will, on an annual basis, consider whether amendments to the Code of Business Conduct and Ethics are required and discuss those changes.
(4)           Codification of Certain Practices.  The Company will codify (to the extent not already implemented and codified) the following practices in its Corporate Governance Guidelines, Audit Committee Charter, and Compensation Committee Charter, as appropriate:
(a)           Provision for no fewer than four regular meetings per year of the Board of Directors with an agenda to be disseminated prior to the meeting and minutes which are kept and circulated at the following meeting.

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(b)           Prohibition on the hiring of any relative of any member of management, or the retention of any such person, or the renewal of any contract of any such person without formal consideration and formal approval by the Audit Committee, which consideration shall include whether the terms of such hiring, retention, or renewal is fair and reasonable to the Company.
(c)           Prohibition on the appointment of any relative of any member of management or the Board, or any consultant to the Company, or any person with a material contract or agreement with the Company to the Board without consideration and formal approval by the Audit Committee, which consideration shall include whether the terms of such hiring, retention, or renewal is fair and reasonable to the Company.
(d)           Provision for annual circulation of Code of Business Conduct and Ethics and certification by managers, officers, and directors.
(e)           Provision for Compensation Committee compensation advisors to be independent of company and executive officers and directors.
(f)           Provision for Audit Committee minutes to be maintained and circulated to the Board of Directors.
(g)           Provision for Audit Committee to maintain oversight of any criminal or regulatory enforcement inquiry, investigation, or proceeding involving the Company, an executive officer, or a director, such oversight to include consideration of each such matter at each regular meeting of the Audit Committee and the making or recommendations to the board, after consultation with counsel, if necessary.

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(h)           Provision for Audit Committee to maintain oversight of any litigation to which the Company is a plaintiff or defendant, with such oversight to include consideration of each such matter at a regular meeting of the Audit Committee and the making of recommendations to the board, after consultation with counsel, if necessary.
(i)           Provision for Audit Committee to maintain oversight of any material litigation to which an executive officer or director of the Company is made a defendant by reason of being an executive officer or director of the Company, with such oversight to include consideration to include consideration of each such matter at each regular meeting of the Audit Committee, whether it is appropriate for the company to provide advancement or indemnification to each such officer or director, and the proposal of recommendations to the Board, after consultation with counsel.
(j)           Provision authorizing Audit Committee, with respect to each inquiry, investigation, or litigation matter over which the Audit Committee is required to exercise oversight responsibilities and without further action by the Board, to commence an internal investigation and, in that connection, to employ at the Company’s expense such legal and other advisors as the Audit Committee deems appropriate.
(5)           Limitation on Return of Options.  The Company will not return to Moshe Citronowicz the 75,000 vested and unvested options that were cancelled on or about November 29, 2011.  The Board and Compensation Committee retain full discretion to compensate Citronowicz for performance or incentive purposes in any manner consistent with their fiduciary

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duties; provided, however, that any additional compensation will be based on his activities and performance subsequent to the cancellation of those options and will be recorded in the minutes.

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Exhibit C to Stipulation and Agreement of Settlement in
Arbit, et al. v. Makrides, et al., Case No. 8:11-cv-02020-T-30TBM

IN THE UNITED STATES DISTRICT COURT
FOR THE MIDDLE DISTRICT OF FLORIDA
TAMPA DIVISION

BRUCE A. ARBIT and MARK WINTERS,
derivatively on behalf of Bovie Medical Corp.,

Plaintiffs,

v.                                                                                     Case No: 8:11-cv-02020-T-30TBM

ANDREW MAKRIDES, J. ROBERT SARON,
GEORGE W. KROMER, MICHAEL G.
NORMAN, AUGUST LENTRICCHIA, STEVEN
MACLAREN, GREGORY ALAN KONESKY,
MOSHE CITRONOWICZ, PETER PARDOLL,
and LEONARD KEEN,

Defendants,

and

BOVIE MEDICAL CORP.,

Nominal Defendant.
___________________________________________/

ORDER PRELIMINARILY APROVING SETTLEMENT
OF DERIVATIVE ACTION AND PROVIDING FOR NOTICE
This shareholder derivative action comes before the Court for consideration of the Parties’ Joint Motion for Preliminary Approval of Settlement, made pursuant to Federal Rule of Civil Procedure 23.1 (the “Motion”).  Unless otherwise defined herein, all capitalized terms used in this Order have the meanings provided them in the Stipulation and Agreement of Settlement (Dkt. __) (the “Stipulation”) entered into by the Parties.  The Motion seeks the Court’s preliminary approval of the Settlement as provided for in the Stipulation, the scheduling of a Settlement Hearing to determine whether the Settlement and Stipulation should be approved as fair, reasonable, and adequate to Bovie Medical Corp. (“Bovie” or the “Company”) and its stockholders, and the establishment of procedures for providing notice to Bovie’s stockholders, as provided in the Stipulation.  The Court has reviewed the Motion, supporting materials, and the Stipulation, and, upon due consideration,

IT IS HEREBY ORDERED, as follows:
1.           The Court does hereby preliminarily approve, subject to further consideration at the Settlement Hearing, the Stipulation and the Settlement set forth therein, including the terms and conditions for the Settlement and dismissal with prejudice of the Action.
2.           The Settlement Hearing shall be held before the undersigned judge of this Court on __________________, 2014 at __________________ -.m., at Courtroom 13A of Sam M. Gibbons U.S. Courthouse, 801 N. Florida Avenue, Tampa, Florida 33602, to (a) determine whether the named Plaintiffs have fairly and adequately represented Bovie and its stockholders; (b) determine whether the Settlement provided by the Stipulation should be approved by the Court as fair, reasonable, adequate, and in the best interests of Bovie and its stockholders; (c) hear and determine any objections to the Settlement in accordance with the procedures set forth in the Stipulation; (d) determine whether the Court should enter an Order and Final Judgment substantially in the form attached as Exhibit C to the Stipulation dismissing the Action with prejudice, and releasing, barring, and enjoining prosecution of any and all Released Claims against the Releasees; (e) consider Plaintiffs’ Counsel’s Application for a Fee and Expense Award.; and (f) consider Plaintiffs’ application for an Enhancement Award.
3.           The Court reserves the right to continue and reconvene the Settlement Hearing, including consideration of the application for the Fee and Expense Award and Enhancement Award, without further notice to Bovie stockholders other than by announcement at the Settlement Hearing or any continued date thereof.
4.           The Court approves, as to form and content, the Notice attached as Exhibit D to the Stipulation and finds that the filing and publication of the Notice in the manner set forth in this Order meets the requirements of Rule 23.1 of the Federal Rules of Civil Procedure and due process and is the best notice practicable under the circumstances and shall constitute due and sufficient notice of all matters relating to the Settlement and the Settlement Hearing to all persons and entities entitled thereto.

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5.           No later than ten (10) days following entry of this Order, Bovie shall cause the Notice to be filed with the United States Securities and Exchange Commission on Form 8-K and shall post the Notice and this Stipulation on its website.  All costs associated with filing the Notice and posting the Notice and Stipulation as required by this paragraph shall be borne by Bovie.  At least seven (7) days prior to the Settlement Hearing, Bovie’s Counsel shall file with the Court an affidavit or declaration confirming the filing and posting of the Notice in accord with these notice requirements.
6.           No later than ten (10) days following entry of this Order, each of Plaintiffs’ Counsel shall post copies of the Notice and Stipulation on the websites of each of Plaintiffs’ Counsel.  All costs associated with posting the Notice and Stipulation as required by this paragraph shall be borne by Plaintiffs’ Counsel.  At least seven (7) days prior to the Settlement Hearing, Plaintiff’s Counsel shall file with the Court an affidavit or declaration confirming the filing and posting of the Notice in accord with these notice requirements.  Any Bovie stockholder that continues to own such shares of Bovie common stock as of the date of the Settlement Hearing who objects to the Settlement or the application for a Fee and Expense Award by Plaintiffs’ Counsel, or who otherwise wishes to be heard, may appear in person or through his, her, or its attorney at the Settlement Hearing and present any evidence or argument that may be proper and relevant; provided, however, that no such person shall be heard, and no papers, briefs, pleadings, or other documents submitted by any such person shall be received and considered by the Court unless, no later than ten (10) calendar days prior to the Settlement Hearing, such person files with the Court, the following: (a) a written and signed notice of intention to appear which states the name, address and telephone number of the objector and, if represented, his, her or its counsel; (b) proof that the objector owned shares of Bovie stock as of June __, 2013 and continues to hold such shares; and (c) a written detailed statement of the person’s objections to any matter before the Court, and the specific grounds therefor or the reasons why such person desires to appear and to be heard, as well as all documents and writings which such person desires the Court to consider, including any legal and evidentiary support.  Any such filings with the Court must also be served upon each of the following counsel (by hand, first class U.S. mail, or express service) such that they are received no later than ten (10) calendar days prior to the Settlement Hearing:

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Lynda J. Grant
TheGrantLawFirm, PLLC
521 Fifth Avenue, 17th Floor
New York, New York  10175

Samuel J. Salario, Jr.
Carlton Fields Jorden Burt, P.A.
4221 W. Boy Scout Boulevard, Suite 1000
Tampa, Florida  33607

and

Chris Ballentine
Fisher, Rushmer, Werrenrath, Dickson, Talley & Dunlap, P.A.
390 North Orange Avenue, Suite 2200
Orlando, Florida  32801

7.           Unless the Court otherwise directs, any person who fails to object in the manner prescribed above shall be deemed to have waived his, her, or its right to object and shall be forever barred from raising any objection to the Settlement or the Fee and Expense Award, or any other matter related to the Settlement.
8.           All briefs in support of the approval of the Settlement and Plaintiffs’ Counsel’s application for attorneys’ fees and expenses shall be filed with the Court no later than fifteen (15) calendar days before the Settlement Hearing; and reply papers, if any, shall be filed no later than three (3) calendar days before the Settlement Hearing.
9.           All proceedings in the Action, other than such proceedings as may be necessary to carry out the terms and conditions of the Settlement and the Stipulation, are hereby stayed and suspended until further order of this Court. Pending final determination of whether the Settlement should be approved, Plaintiffs, Bovie, and all other Bovie stockholders, Defendants, and the Company are enjoined from filing, commencing, or prosecuting any Released Claims against the Releasees in the Action or in any other lawsuit in any jurisdiction.

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10.           If the Settlement is approved by the Court following the Settlement Hearing, the Court shall enter an Order and Final Judgment substantially in the form attached to the Stipulation as Exhibit E.
11.           In the event that the Settlement is terminated pursuant to the terms of the Stipulation or the Effective Date otherwise fails to occur for any reason, the Settlement, and the Stipulation (other than ¶¶ 1.1-1.17 (to the extent they provide definitions), 5.2 (to the extent it requires the return of the Fee and Expense Award to Defendants’ insurance carriers), 7.1, 8.3-8.13 thereof) shall be canceled and terminated; this Order (other than ¶¶ 12 and 13 hereof) shall become null and void and be without prejudice to the rights of Plaintiffs, the other Bovie stockholders, Defendants, and the Company; and all proceedings in, and parties to, the Action shall revert to their status  quo ante.
12.           This Order, the Stipulation, whether or not consummated, any act performed or document executed pursuant to or in furtherance of this Stipulation or the Settlement, and any negotiations, discussions or proceedings in connection with this Stipulation or the Settlement:
(a)           shall not be offered or received against any Defendant or Releasee as evidence of or construed as or deemed to be evidence of any presumption, concession, or admission by any Defendant or Releasee of the truth of any fact alleged by Plaintiffs or the validity of any claim that has been or could have been asserted in the Action or any other litigation, or the deficiency of any defense that has been or could have been asserted in the Action or in any other litigation, or of any liability, negligence, fault, or wrongdoing of the Defendants and Releasees;
(b)           shall not be offered or received against any Defendant or Releasee as evidence of or construed or deemed to be evidence of a presumption, concession, admission of any fault, breach of duty, misrepresentation, omission, or other wrongdoing with respect to any conduct by or any statement or written document approved or made by any Defendant or Releasee;

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(c)           shall not be offered or received against any Defendant or Releasee as evidence or construed or deemed to be evidence of a presumption, concession, or admission of any liability, negligence, fault or wrongdoing, or in any way referred to for any other reason as against any of the Parties, in any other civil, criminal or administrative action or proceeding, other than such proceedings as may be necessary to effectuate the provisions of the Stipulation; provided, however, that if the Stipulation is finally approved by the Court, Defendants and the Defendant Releasees may refer to it to effectuate the dismissals, releases, and liability protections granted thereunder;
(d)            shall not be offered, received, or construed against any Defendant or Defendant Releasee as evidence or construed or deemed to be evidence against Defendants or Plaintiffs as an admission or concession that the consideration to be given hereunder represents the amount which could be or would have been recovered after trial;
(e)           shall not be offered, received, or construed against any Plaintiff or any Bovie stockholders as evidence or construed or deemed to be evidence that the claims asserted in the Action lacked merit or were otherwise incapable of being proved; and
(f)           shall not be offered, construed, or received in evidence as an admission, concession, or presumption against any Defendant or Releasee that Plaintiffs, Bovie, or any other Bovie stockholder may properly assert derivative claims against the Individual Defendants.
13.           The Court retains jurisdiction to consider all further applications arising out of or connected with the proposed Settlement.

_____________________________________________________________
JAMES S. MOODY
UNITED STATES DISTRICT JUDGE

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Exhibit D to Stipulation and Agreement of Settlement in
Arbit, et al. v. Makrides, et al., Case No. 8:11-cv-02020-T-30TBM

IN THE UNITED STATES DISTRICT COURT
FOR THE MIDDLE DISTRICT OF FLORIDA
TAMPA DIVISION

BRUCE A. ARBIT and MARK WINTERS,
derivatively on behalf of Bovie Medical Corp.,

Plaintiffs,

v.                                                                                     Case No: 8:11-cv-02020-T-30TBM

ANDREW MAKRIDES, J. ROBERT SARON,
GEORGE W. KROMER, MICHAEL G.
NORMAN, AUGUST LENTRICCHIA, STEVEN
MACLAREN, GREGORY ALAN KONESKY,
MOSHE CITRONOWICZ, PETER PARDOLL,
and LEONARD KEEN,

Defendants,

and

BOVIE MEDICAL CORP.,

Nominal Defendant.
___________________________________________/

NOTICE OF PROPOSED SETTLEMENT AND SETTLEMENT HEARING

TO:	ALL RECORD HOLDERS AND BENEFICIAL OWNERS OF COMMON STOCK OF BOVIE MEDICAL CORPORATION (“BOVIE” OR THE “COMPANY”) AS OF JUNE __, 2014 (“BOVIE SHAREHOLDERS”).

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY.  THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF THE ABOVE-CAPTIONED SHAREHOLDER DERIVATIVE ACTION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS.  YOUR RIGHTS MAY BE AFFECTED BY THESE LEGAL PROCEEDINGS.  IF THE COURT APPROVES THE SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING CERTAIN CLAIMS DERIVATIVELY ON BEHALF OF BOVIE.

IF YOU HOLD BOVIE COMMON STOCK FOR THE BENEFIT OF ANOTHER, PLEASE IMMEDIATELY TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER.

THE COURT HAS MADE NO FINDINGS OR DETERMINATIONS CONCERNING THE MERITS OF THIS ACTION.  THE RECITATION OF THE BACKGROUND AND CIRCUMSTANCES OF THE SETTLEMENT CONTAINED HEREIN DOES NOT CONSTITUTE THE FINDINGS OF THE COURT.  NO INFERENCES REGARDING THE MERITS OF THE ACTION OR LACK THEREOF SHOULD BE DRAWN FROM THE SETTLEMENT OR THE SENDING OF THIS NOTICE.

Notice is hereby provided to you of the proposed settlement (the “Settlement”) of this shareholder derivative litigation (the “Notice”).  This Notice is provided by Order of the United States District Court for the Middle District of Florida (the “Court”).  It is not the expression of any finding or opinion by the Court about the truth or falsity of Plaintiffs’ allegations or the legal merits of their claims.  Rather, the purpose of this Notice is to notify you of the terms of the proposed Settlement, and your rights related thereto.  The terms of the Settlement are set forth in the Stipulation of Settlement dated June ___, 2014 (the “Stipulation”), which can be obtained at the Company’s website at www.bovie.com or at Plaintiff’s counsel’s website at http://grantfirm.com/, http://www.whafh.com/, or http://www.forthepeople.com/.1
I.           WHY THIS NOTICE IS BEING ISSUED
Your rights may be affected by the settlement of a shareholders’ derivative action captioned Arbit, et al. v. Makrides, et al. and Bovie Medical Corp., Case No. 8:11-cv-02020-T-30TBM (the “Action”).  Plaintiffs Bruce Arbit (“Arbit”) and Mark Winters (“Winters”), together with Arbit, “Plaintiffs”), Defendants Andrew M. Makrides (“Makrides”), J. Robert Saron (“Saron”), George W. Kromer (“Kromer”), Michael G. Norman (“Norman”), August Lentricchia (“Lentricchia”), Steven Maclaren (“Maclaren”), Gregory Alan Konesky (“Konesky”), Moshe Citronowicz (“Citronwicz”), Peter Pardoll (“Pardoll”), and Leonard Keen (“Keen”) (together, the “Individual Defendants”), and Nominal Defendant Bovie (together with the Individual Defendants, “Defendants”) have agreed to settle the Action and have signed a written Stipulation setting forth the terms of the Settlement.  If approved by the Court, the Settlement will fully resolve the Action, including the dismissal of the Action with prejudice.

1           Unless otherwise defined in this Notice, all capitalized terms used herein shall have the same definition set forth in the Stipulation.  The Stipulation, which you should read in its entirety, provides a complete description of the terms of the Settlement.

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On __________________, 2014, at __ _.m., before the Honorable James S. Moody in Courtroom 13A of the Sam M. Gibbons U.S. Courthouse, 801 N. Florida Avenue, Tampa, Florida  33602, the Court will hold a hearing (the “Settlement Hearing”) in the Action.  The purpose of the Settlement Hearing is to determine: (i) whether the terms of the Settlement are fair, reasonable, adequate and should be approved; (ii) whether the Action should be dismissed with prejudice and a final judgment entered; (iii) whether the Released Claims against the Releasees should be finally and fully released; (iv) whether Plaintiffs’ Counsel’s request for fees and reimbursement of  their out of pocket expenses in an aggregate sum not to exceed $850,000.00 (the “Fee and Expense Award”) should be approved; (v) whether an Enhancement Award of incentive fee award of up to $2,500.00 each should be paid by Plaintiffs’ Counsel to Arbit and Winters, respectively, from the Fee and Expense Award; and (vi) such other matters as may be necessary or proper under the circumstances.
II.           OVERVIEW OF THE ACTION.
On September 6, 2011, Arbit and Curt Coulter commenced this Action by filing a Verified Shareholder Derivative Complaint against the Individual Defendants and naming the Company as a nominal defendant.  On March 29, 2012, Plaintiffs filed the operative Amended Verified Shareholder Derivative Complaint (the “Amended Complaint”), alleging that the Individual Defendants breached their fiduciary duties in conducting Bovie’s business, allegedly subjecting Bovie to various litigations by third parties and causing Bovie to lose opportunities to sell all or part of the Company and exploit revenue-generating prospects for its products.   The Amended Complaint asserts claims for breach of fiduciary duty against all Individual Defendants, a claim for breach of contract against Makrides, Saron, and Citronowicz and a claim for injunctive relief requiring the Company’s Board of Directors.  The  Amended Complaint further asserted claims arising from the action Leonard Keen v. Bovie Medical Corp., 8:12-cv-00305-SCB-EAJ, which was then pending before this Court in the United States District Court for the Middle District of Florida, Tampa Division (the “Keen Action”).

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In late March 2012 and early April 2012, the Parties made extensive disclosures pursuant to Federal Rule of Civil Procedure, 26(f), including the production of certain of the relevant insurance policies.  On May 21, 2012, the Individual Defendants (other than Keen) and Bovie filed a motion to dismiss the Amended Complaint (the “Motion to Dismiss”), asserting that Plaintiffs had failed to make pre-suit demand on Bovie’s Board of Directors and had failed to adequately allege that such a demand would have been futile.  Keen filed an answer to the Amended Complaint on May 21, 2012.  During the pendency of the Motion to Dismiss, Plaintiffs attempted to proceed with already-served document discovery requests.  In response to a motion for a protective order by certain of the Defendants, by order dated July 23, 2012, the Court stayed any further discovery pending its ruling on the Motion to Dismiss.
On September 21, 2012, the Court entered an order denying the Motion to Dismiss on the ground that the Amended Complaint adequately pled that a pre-suit demand upon the Company’s Board would have been futile and required the moving Individual Defendants and Bovie to file answers. On October 12, 2012, the moving Individual Defendants and Bovie filed their respective answers to the Amended Complaint.  The moving Individual Defendants’ Answer and Keens Answer each denied the material allegations of the Amended Complaint, denied any wrongdoing, liability, or damages alleged in the Amended Complaint, and asserted defenses.

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Subsequent to the filing of the Answers and the expiration of the stay, the Parties engaged in extensive document discovery.  In the course of such discovery, the Company and the Individual Defendants produced more than 45,000 pages of documents.  Those documents included, among other things, transcripts of depositions of several of the Individual Defendants and Bovie employees from the litigations described in the Amended Complaint, as well as documents which had been produced in those actions.  Moreover, Plaintiffs served document and deposition subpoenas on ERBE USA, Inc., Salient Pharmaceuticals, Inc., Medtronic, Inc, Steven Livneh (“Livneh”), Arik Zoran, James Muehleisen and Rick Pfahl.  Plaintiffs further noticed the examinations of the Individual Defendants. Additionally, Plaintiffs conducted substantial informal  discovery, which included interviews with pertinent witnesses, including Livneh, his counsel at the time, and certain large stockholders of Bovie and former Bovie executives, and studied and analyzed Bovie’s corporate history, its public filings, the trading patterns of the Individual Defendants and their sales and purchases of Bovie shares, and the statements and press releases disseminated by the Company regarding the marketing for its primary
Throughout the litigation of the Action, Plaintiffs’ Counsel and Defendants’ Counsel communicated about the possibility of a settlement.  Those communications culminated in three full days of mediation before Jed Melnick of JAMS, Inc., a highly-experienced and respected mediator of securities and derivative cases, between September and December 2013.  After three days of arm’s length and hard-fought negotiations over a several month period in which Plaintiffs, Defendants, and Defendants’ insurance carriers participated, Plaintiffs and Defendants reached an agreement in principle to resolve the Action on substantially the terms presented in this Settlement.  Thereafter, Plaintiffs, Defendants, and Defendants’ insurance carriers, with the assistance of Mr. Melnick, separately negotiated the Fee and Expense Award.  In light of the substantial benefits conferred upon the Company by the Settlement, Plaintiffs, Defendants, and Defendants’ insurance carriers agreed to a Fee and Expense Award, to be determined by the Court, in an amount not to exceed $850,000.00.

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III.           TERMS OF THE PROPOSED SETTLEMENT
The principal terms of the Settlement, which are subject to approval by the Court, are summarized below.  This summary should be read in conjunction with, and is qualified in its entirety by reference to, the Stipulation, which has been filed with the Court and is available for public inspection, or can be obtained at the Company’s website at www.bovie.com, and Plaintiffs’ Counsels’ websites at http://grantfirm.com/, http://www.whafh.com/, or http://www.forthepeople.com/.  To fully, finally, and forever resolve the Action, and following extensive, arm’s length settlement negotiations, Plaintiffs and Defendants have agreed as follows:
A.           Corporate Governance Measures
In connection with the Settlement of the Action, Bovie has acknowledged that the filing and prosecution of the Action were material factors in the following corporate decisions and actions, which Bovie has agreed conferred substantial benefits upon the Company and its shareholders:
(1)           The Company’s decision, in March 2012, to reduce the size of its Board from nine to seven, thereby increasing the influence of its independent directors.
(2)           The Company’s decision in 2013 to seek new financing to advance the commercialization of its J-Plasma product.

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(3)           The Company’s decision, in November 2013, to settle the action entitled Livneh, et al. v. Bovie Medical Corp., et al., Case No. 8:12-1492-VAC-TBM (the “Livneh Litigation”), filed in the United States District Court for the Middle District of Florida, which litigation, if unresolved, would have exposed the Company to significant litigation costs and to a potentially significant judgment.
(4)           The Company’s decision, through the mediation and Settlement of the Action, to settle various related disputes between it and Illinois National Insurance Company and National Union Fire Insurance Company of Pittsburgh, P.A. concerning insurance coverage available in this Action and in a separate litigation styled Keen v. Bovie Medical Corp., Case No. 8:12-cv-00305-SCB-EAJ, which disputes, if unresolved, would have exposed the Company to significant litigation costs.
In addition, and also in connection with the Settlement of the Action, the Company has agreed that its Board of Directors will, within 90 days of the Effective Date, institute and implement, for a period of four years, the following corporate governance enhancements:
(1)           Creation of Lead Independent Director.  The Board will create a position of Lead Independent Director that will: (a) coordinate the activities of independent directors, coordinate with the CEO and corporate secretary to set agendas for board meetings, and chair executive sessions of independent directors and (b) meet with the Compensation Committee to discuss CEO performance.
(2)           Extension of CEO Evaluation Process.  The Company’s Board of Directors will extend the current CEO evaluation process described in the Company’s Corporate Governance Guidelines to the Chairman, President COO, or any person performing like functions.

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(3)           Evaluation of Code of Business Conduct and Ethics.  The Corporate Governance and Nominating Committee will, on an annual basis, consider whether amendments to the Code of Business Conduct and Ethics are required and discuss those changes.
(4)           Codification of Certain Practices.  The Company will codify (to the extent not already implemented and codified) the following practices in its Corporate Governance Guidelines, Audit Committee Charter, and Compensation Committee Charter, as appropriate:
(a)           Provision for no fewer than four regular meetings per year of the Board of Directors with an agenda to be disseminated prior to the meeting and minutes which are kept and circulated at the following meeting.
(b)           Prohibition on the hiring of any relative of any member of management, or the retention of any such person, or the renewal of any contract of any such person without formal consideration and formal approval by the Audit Committee, which consideration shall include whether the terms of such hiring, retention, or renewal is fair and reasonable to the Company.
(c)           Prohibition on the appointment of any relative of any member of management or the Board, or any consultant to the Company, or any person with a material contract or agreement with the Company to the Board without consideration and formal approval by the Audit Committee, which consideration shall include whether the terms of such hiring, retention, or renewal is fair and reasonable to the Company.
(d)           Provision for annual circulation of Code of Business Conduct and Ethics and certification by managers, officers, and directors.

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(e)           Provision for Compensation Committee compensation advisors to be independent of company and executive officers and directors.
(f)           Provision for Audit Committee minutes to be maintained and circulated to the Board of Directors.
(g)           Provision for Audit Committee to maintain oversight of any criminal or regulatory enforcement inquiry, investigation, or proceeding involving the Company, an executive officer, or a director, such oversight to include consideration of each such matter at each regular meeting of the Audit Committee and the making or recommendations to the Board, after consultation with counsel, if necessary.
(h)           Provision for Audit Committee to maintain oversight of any litigation to which the Company is a plaintiff or defendant, with such oversight to include consideration of each such matter at a regular meeting of the Audit Committee and the making of recommendations to the Board, after consultation with counsel, if necessary.
(i)           Provision for Audit Committee to maintain oversight of any material litigation to which an executive officer or director of the Company is made a defendant by reason of being an executive officer or director of the Company, with such oversight to include consideration of each such matter at each regular meeting of the Audit Committee, whether it is appropriate for the company to provide advancement or indemnification to each such officer or director, and the proposal of recommendations to the Board, after consultation with counsel.

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(j)           Provision authorizing Audit Committee, with respect to each inquiry, investigation, or litigation matter over which the Audit Committee is required to exercise oversight responsibilities and without further action by the Board, to commence an internal investigation and, in that connection, to employ at the Company’s expense such legal and other advisors as the Audit Committee deems appropriate.
(5)           Limitation on Return of Options.  The Company will not return to Moshe Citronowicz the 75,000 vested and unvested options that were cancelled on or about November 29, 2011.  The Board and Compensation Committee retain full discretion to compensate Citronowicz for performance or incentive purposes in any manner consistent with their fiduciary duties; provided, however, that any additional compensation will be based on his activities and performance subsequent to the cancellation of those options and will be recorded in the minutes.
B.           Dismissal and Release of Claims.
The full terms of the dismissal and release of claims are set forth in the Stipulation.  The following is only a summary.  The Stipulation provides for the entry of judgment dismissing the Action against Bovie and the Individual Defendants with prejudice and, as explained fully in the Stipulation, barring and releasing any Released Claims (including Unknown Claims) that have been or could have been brought in any court by the Plaintiffs individually or derivatively on behalf of Bovie, by Bovie, and by any Bovie shareholders derivatively on behalf of Bovie against Bovie or any of the Individual Defendants that arise out of, are based upon, involve, or are in any way related to any circumstance, event, fact, occurrence, or transaction alleged or described in the original complaint, the Amended Complaint, or otherwise by Plaintiffs in the Action.  The Stipulation further provides that the entry of the judgment will bar and release any claims by Defendants against Plaintiffs and Plaintiffs’ Counsel based upon the initiation, prosecution, or settlement of the Action.

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C.           Plaintiffs’ Attorneys’ Fees and Expenses and Plaintiffs’ Enhancements.
After negotiating the substance of the Settlement, and through arm’s length negotiations at mediation, the Parties negotiated the attorneys’ fees and expenses of Plaintiffs’ Counsel in the Action.  As a result of these negotiations, Plaintiffs’ Counsel will apply to the Court for a fee and the reimbursement of their out of pocket expenses, the Fee and Expense Award, in an amount not to exceed $850,000.00, which Defendants will not oppose.  The Parties have further agreed, subject to Court approval, that each of Plaintiffs Arbit and Winters may apply for an Enhancement Award not to exceed $2,500.00 each to be paid exclusively from any Fee and Expense Award approved by the Court and not separately by the Defendants or their insurance carriers.  In the event that the Court does not award all or a portion of the Enhancement Award, such remainder will be paid to Plaintiffs’ counsel.
IV.           REASONS FOR THE SETTLEMENT
A.           Why Did Plaintiffs Agree To Settle?
Counsel for the Parties believe that the Settlement is in the best interests of Bovie and its shareholders.  Plaintiffs’ Counsel conducted an extensive investigation relating to the claims and the underlying events and transactions alleged in the Action.  Plaintiffs’ Counsel have analyzed tens of thousands of pages of documents, interviewed potential witnesses, and researched and considered the applicable law with respect to the claims and defenses asserted.
Based upon the investigation and analysis described above, Plaintiffs and their counsel have concluded that the terms and conditions of the Stipulation are fair, reasonable, and adequate to Plaintiffs, Bovie, and its shareholders, and in their best interests, and have agreed to settle the claims raised in the Action pursuant to the terms and provisions of the Stipulation after considering, among other things: (i) the substantial benefits that Bovie and Bovie’s shareholders have received or will receive from the Settlement; (ii) the attendant risks of continued litigation of the Action, particularly given Defendants’ limited insurance coverage and the complex insurance issues involved in this and the related actions; and (iii) the desirability of permitting the Settlement to be consummated.

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Given the limited insurance coverage, and the financial wherewithal of the Individual Defendants to withstand a significant judgment, Plaintiffs believed that further litigation would not likely succeed in producing a more significant recovery, and could result in little or no recovery.  Plaintiffs and their counsel therefore believed that, under the circumstances, they have obtained the best possible relief for Bovie and its stockholders.
B.           Why Did Defendants Agree To Settle?
Defendants have denied and continue to deny each and every allegation of wrongdoing or liability made against them or that could have been made against them in the Action.  Defendants assert that, at all times, they acted in good faith and in a manner they reasonably believed to be in the best interests of Bovie and its shareholders.  Their agreement to the Settlement is not an admission or concession to the contrary.  Rather, the Defendants have acknowledged that any litigation, especially complex securities and derivative litigation, involves burden, distraction, expense, inconvenience, and risk and have entered into the Settlement to avoid those outcomes without admitting or conceding any wrongdoing or liability whatsoever.
V.           FINAL COURT HEARING REGARDING SETTLEMENT
On __________________________, 2014 at ______ _.m., the Court will hold the Settlement Hearing before the Honorable James S. Moody in Courtroom 13A of the Sam M. Gibbons U.S. Courthouse, 801 N. Florida Avenue, Tampa, Florida  33602.  At the Settlement Hearing, the Court will consider:  (i) whether the terms of the Settlement are fair, reasonable, adequate and should be approved; (ii) whether the Action should be dismissed with prejudice and a final judgment entered; (iii) whether the Released Claims against the Releasees should be finally and fully released; (iv) whether Plaintiffs’ Counsel’s request for fees and reimbursement of  their out of pocket expenses in an aggregate sum not to exceed $850,000.00 (the “Fee and Expense Award”) should be approved; (v) whether an Enhancement Award of incentive fee award of up to $2,500.00 each should be paid by Plaintiffs’ Counsel to Arbit and Winters, respectively, from the Fee and Expense Award; and (vi) such other matters as may be necessary or proper under the circumstances.

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VI.           YOUR RIGHT TO ATTEND THE SETTLEMENT HEARING
Any Bovie Shareholder may, but is not required to, appear in person at the Settlement Hearing.  BOVIE SHAREHOLDERS WHO HAVE NO OBJECTION TO THE SETTLEMENT DO NOT NEED TO APPEAR AT THE SETTLEMENT HEARING OR TAKE ANY OTHER ACTION.  If you are a Bovie Shareholder, as defined above, and  have an objection to the terms of the Settlement, the Fee and Expense Award or the Incentive Award, and/or would like to be heard at the Settlement Hearing, then you must comply with the below procedures for filing an objection.
The Court has the right to change the Settlement Hearing date or time without further notice.  Thus, if you are planning to attend the Settlement Hearing, you should confirm the date and time before going to the Court.
VII.           YOUR RIGHT TO OBJECT AND PROCEDURES FOR DOING SO
You have the right to object to any aspect of the Settlement, the Fee and Expense Award and/or the Incentive Fee Award.  You must first object in writing, in order to be heard at the Settlement Hearing.  IF YOU CHOOSE TO OBJECT, THEN YOU MUST COMPLY WITH THE FOLLOWING PROCEDURES.

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Any Bovie Shareholder who objects to the Settlement, the application for the Fee and Expense Award, or the Incentive Fee Award, or who otherwise wishes to be heard, may appear in person or through his, her, or its attorney at the Settlement Hearing and present any evidence or argument that may be proper and relevant; provided, however, that no such person shall be heard, and no papers, briefs, pleadings, or other documents submitted by any such person shall be received and considered by the Court unless, no later than ten (10) calendar days prior to the Settlement Hearing, such person files with the Court the following documents: (1) a written and signed notice of intention to appear that states the name, address and telephone number of the objector and, if represented, his, her or its counsel; (2) proof that the objector was either record holder or beneficial owner of shares of Bovie stock as of the date of June __, 2014 and continues to hold such shares; and (3) a written detailed statement of the person’s objections to any matter before the Court, including the specific grounds therefor or the reasons why such person desires to appear and be heard, as well as all documents and writings which such person desires the Court to consider, including any legal and evidentiary support.
YOUR WRITTEN OBJECTIONS MUST BE ON FILE WITH THE CLERK OF THE COURT NO LATER THAN [DATE].  The Clerk’s address is:
Clerk of Court
United States District Court
Middle District of Florida
Sam M. Gibbons U.S. Courthouse
801 N. Florida Ave.
Tampa, Florida  33602

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YOU MUST ALSO DELIVER COPIES OF THE MATERIALS TO PLAINTIFFS’ COUNSEL AND DEFENDANTS’ COUNSEL SO THAT THEY ARE RECEIVED NO LATER THAN [DATE].  Counsel’s addresses are:
Lynda J. Grant
TheGrantLawFirm, PLLC
521 Fifth Avenue, 17th Floor
New York, New York  10175

Samuel J. Salario, Jr.
Carlton Fields Jorden Burt, P.A.
4221 W. Boy Scout Boulevard, Suite 1000
Tampa, Florida  33607

and

Chris Ballentine
Fisher, Rushmer, Werrenrath, Dickson, Talley & Dunlap, P.A.
390 North Orange Avenue, Suite 2200
Orlando, Florida  32801

Unless the Court otherwise directs, any person who fails to object in the manner prescribed above shall be deemed to have waived his, her, or its right to object and shall be forever barred from raising any objection to the Settlement, the application for Fees and Expenses, the Incentive Fee Award, or any other matter related to the Settlement.
VII.           HOW TO OBTAIN ADDITIONAL INFORMATION
This Notice summarizes the Stipulation.  It is not a complete statement of the events which occurred during the court of the Action or the provision of the Stipulation.  You may inspect the Stipulation and other papers filed in the Action at the office of the Clerk of the Court at any time during regular business hours each day.  The Clerk’s office is located at the Sam M. Gibbons U.S. Courthouse, 801 N. Florida Avenue, Tampa, Florida  33602.  The Clerk’s office will not mail these documents to you.  You may also contact a representative of Plaintiffs’ Counsel: Lynda Grant, TheGrantLawFirm, PLLC, 521 Fifth Avenue, 17th Floor, New York, New York  10175, Telephone: 212-292-4441; Robert Abrams, Wolf Haldenstein Adler Freeman & Herz, LLP, 270 Madison Avenue, New York, New York  10016, Telephone: 212-545-4602; for information about the Settlement.  Finally, a copy of the Stipulation and its exhibits can be obtained at the Company’s website at www.bovie.com or at Plaintiffs’ Counsels’ website at http://grantfirm.com/, http://www.whafh.com/, or http://www.forthepeople.com/.

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    PLEASE DO NOT CALL, WRITE, OR OTHERWISE DIRECT QUESTIONS ABOUT THIS NOTICE, THE SETTLEMENT, OR THE ACTION TO EITHER THE COURT OR THE CLERK’S OFFICE.  Any questions you have about matters in this Notice should be directed by telephone or in writing to Plaintiffs’ Counsel, at the address or telephone numbers set forth above.

DATED:  _______________, 2014             BY ORDER OF THE COURT
UNITED STATES DISTRICT COURT
MIDDLE DISTRICT OF FLORIDA

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Exhibit E to Stipulation and Agreement of Settlement in
Arbit, et al. v. Makrides, et al., Case No. 8:11-cv-02020-T-30TBM

IN THE UNITED STATES DISTRICT COURT
FOR THE MIDDLE DISTRICT OF FLORIDA
TAMPA DIVISION

BRUCE A. ARBIT and MARK WINTERS,
derivatively on behalf of Bovie Medical Corp.,

Plaintiffs,

v.                                                                                     Case No: 8:11-cv-02020-T-30TBM

ANDREW MAKRIDES, J. ROBERT SARON,
GEORGE W. KROMER, MICHAEL G.
NORMAN, AUGUST LENTRICCHIA, STEVEN
MACLAREN, GREGORY ALAN KONESKY,
MOSHE CITRONOWICZ, PETER PARDOLL,
and LEONARD KEEN,

Defendants,

and

BOVIE MEDICAL CORP.,

Nominal Defendant.
___________________________________________/

ORDER AND FINAL JUDGMENT

This shareholder derivative case on behalf of Bovie Medical Corporation (“Bovie” or the “Company”) comes before the Court for consideration of Plaintiffs’ Motion for Final Approval of Settlement, Application for an Award of Fees and Expenses, and Application for Enhancement Awards.  The terms and conditions of the proposed settlement are set forth in a Stipulation and Agreement of Settlement filed with the Court on June __, 2014 (Dkt. __) (the “Stipulation”).  Unless otherwise defined herein, all capitalized terms used herein have the same meanings as those used in the Stipulation.

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The Court conducted the Settlement Hearing on [DATE].  Notice of the Settlement Hearing and the matters to be determined thereafter was provided to Bovie stockholders as required by the Preliminary Approval Order entered by the Court on [DATE].  The Parties appeared through their respective attorneys of record, and the Court heard and considered evidence and argument in support of the proposed Settlement.  An opportunity to be heard was provided to all other persons requesting to be heard in accordance with the Preliminary Approval Order.  Upon due consideration of the Stipulation, the evidence submitted on the Settlement, the written and oral arguments of counsel, and the record as a whole,
IT IS HEREBY FINALLY ORDERED, ADJUDGED, AND DECREED, as follows:
1.           The Court has jurisdiction over the subject matter of the Action, and all matters relating to the Settlement of the Action, as well as personal jurisdiction over all of the Parties.  Plaintiffs, Defendants, Bovie, and Bovie’s stockholders, and their heirs, executors, predecessors, successors, and assigns, are bound by this Order and Final Judgment.
2.           Notice has been given to Bovie stockholders, pursuant to and in the manner directed by the Preliminary Approval Order.  The Court finds that the content and form of the Notice and the manner in which it was provided to Bovie’s stockholders constituted the best notice practicable under the circumstances and fully satisfied the requirements of Federal Rules of Civil Procedure 23.1 and due process.
3.           The Court finds that each of the provisions of Federal Rule of Civil Procedure 23.1 has been satisfied and that the Action has been properly maintained according to the provisions of that Rule.  The Court further finds that Plaintiffs have held stock in the Company since the time of the conduct complained of in the Action, otherwise have standing to prosecute the Action, and are adequate representatives of all stockholders of the Company.

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4.           The Court finds that the Stipulation and the Settlement provided for therein are fair, reasonable, and adequate and in the best interests of Bovie and its stockholders.  The Court hereby finally approves the Stipulation and the Settlement in all respects, and directs the Parties to perform in accord with the terms of the Stipulation.
5.           The Action and all claims contained herein, as well as all of the Released Claims, are hereby dismissed with prejudice.  As between Plaintiffs and Defendants, each of the Parties is to bear its own fees and costs, except as otherwise provided by the Stipulation.
6.           Upon the payment of the Fee and Expense Award, Plaintiffs, Bovie and Bovie’s stockholders, on behalf of themselves and any other person or entity who could assert any of the Released Claims on their behalf, shall be deemed to have, and by operation of this Order and Final Judgment shall have, fully, finally, and forever released, remised, and discharged each of the Releasees from any and all Released Claims.  Also upon payment of the Fee and Expense Award, Plaintiffs, every other stockholder of Bovie, any other person or entity who could assert any of the Released Claims on their behalf are hereby permanently barred and enjoined from asserting any Released Claims against any of the Releasees.  Pending payment of the Fee and Expense Award, the provisions of Paragraph 9 of the Preliminary Approval Order shall remain in full force and effect; provided, however, that Plaintiffs’ Counsel may seek to enforce payment of the Fee and Expense Award in accord with the provisions of Paragraph 5.2 of the Stipulation.
7.           Upon the payment of the Fee and Expense Award, each of the Defendants shall be deemed to have, and by operation of this Order and Final Judgment shall have, fully, finally, and forever released, remised, and discharged each of the Plaintiff Releasees from any and all Plaintiff Released Claims.

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8.           The Court hereby approves a Fee and Expense Award in the sum of ____________________, which Fee and Expense Award shall be in full and complete satisfaction of any and all fees, costs, or expenses incurred by or due to Plaintiffs’ Counsel. or anyone else who has asserted or assisted or participated in any way in the assertion or prosecution of Claims in the Action.  The Court finds that a Fee and Expense Award in the above-stated amount is fair and reasonable.
9.           The Court hereby approves an Enhancement Award to Plaintiff Arbit in the sum of __________________________ and an Enhancement Award to Plaintiff Winters in the sum of _________________________.   The Court finds that Enhancement Awards in the above-stated amounts are fair and reasonable.
10.           No proceedings or Court order with respect to the Fee and Expense Award or the Enhancement Awards shall in any way disturb or affect this Order and Final Judgment (including precluding this Order and Final Judgment from becoming Final or otherwise being entitled to preclusive effect), and any such proceedings or Court order shall be considered separate from this Order and Final Judgment.  No proceeding, appeal, or petition pertaining solely to the Fee and Expense Award or Enhancement Awards or reversal or modification thereof shall operate to terminate, modify, or cancel the Stipulation, or affect or delay the Effective Date or prevent or delay this Order and Final Judgment from becoming Final.
11.           In the event that the Settlement is terminated pursuant to the terms of the Stipulation or the Effective Date otherwise fails to occur for any reason, the Settlement, and the Stipulation (other than ¶¶ 1.1-1.17 (to the extent they provide definitions), 5.2 (to the extent it requires the return of the Fee and Expense Award to Defendants’ insurance carriers), 7.1, 8.3-8.13 thereof) shall be canceled and terminated; this Order (other than ¶ 12) shall become null and void and be without prejudice to the rights of Plaintiffs, Bovie’s stockholders, Defendants, and the Company; and all proceedings in, and parties to, the Action shall revert to their status as of December 12, 2013.

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12.           This Order and Final Judgment, the Preliminary Approval Order, the Stipulation, whether or not consummated, any act performed or document executed pursuant to or in furtherance of this Stipulation or the Settlement, and any negotiations, discussions or proceedings in connection with this Stipulation or the Settlement:
(a)           shall not be offered or received against any Defendant or Releasee as evidence of or construed as or deemed to be evidence of any presumption, concession, or admission by any Defendant or Releasee of the truth of any fact alleged by Plaintiffs or the validity of any claim that has been or could have been asserted in the Action or any other litigation, or the deficiency of any defense that has been or could have been asserted in the Action or in any other litigation, or of any liability, negligence, fault, or wrongdoing of the Defendants and Releasees;
(b)           shall not be offered or received against any Defendant or Releasee as evidence of or construed or deemed to be evidence of a presumption, concession, admission of any fault, breach of duty, misrepresentation, omission, or other wrongdoing with respect to any conduct by or any statement or written document approved or made by any Defendant or Releasee;
(c)           shall not be offered or received against any Defendant or Releasee as evidence or construed or deemed to be evidence of a presumption, concession, or admission of any liability, negligence, fault or wrongdoing, or in any way referred to for any other reason as against any of the Parties, in any other civil, criminal or administrative action or proceeding, other than such proceedings as may be necessary to effectuate the provisions of the Stipulation; provided, however, that Defendants and the Releasees may refer to it to effectuate the dismissals, releases, and liability protections granted thereunder;

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(d)           shall not be offered, received, or construed against any Defendant or Releasee as evidence or construed or deemed to be evidence against Defendants or Plaintiffs as an admission or concession that the consideration to be given hereunder represents the amount which could be or would have been recovered after trial;
(e) shall not be offered, received, or construed against any Plaintiff or any Bovie stockholders as evidence or construed or deemed to be evidence that the claims asserted in the Action lacked merit or were otherwise incapable of being proved;
and
(f)           shall not be offered, construed, or received in evidence as an admission, concession, or presumption against any Defendant or Releasee that Plaintiffs, Bovie  or any other Bovie stockholder may properly assert derivative claims against the Individual Defendants.
13.           The Parties are hereby authorized, without further approval from the Court, to agree to adopt such amendments, modifications, and expansions of the Stipulation that are consistent with this Order and Final Judgment and the Stipulation and that do not limit the rights of Plaintiffs, Defendants, the Company, or the Company's stockholders under the Stipulation. Without further order of the Court, the Parties may agree to reasonable extensions of time to carry out any of the provisions of the Stipulation.
14.           Without affecting the finality of this Judgment in any way, this Court reserves jurisdiction over all matters relating to the administration, enforcement and consummation of the Settlement and this Order and Final Judgment.

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15.           This Order and Final Judgment is a final, appealable judgment and should be entered forthwith by the Clerk in accord with Rule 58 of the Federal Rules of Civil Procedure.

____________________________________
JAMES S. MOODY
UNITED STATES DISTRICT JUDGE

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